Ivy Funds

Supplement dated May 28, 2010 to the

Ivy Funds Prospectus dated April 1, 2010

and as supplemented April 26, 2010

The following regarding Ivy Money Market Fund replaces the first paragraph in the section entitled “Principal Investment Strategies” on page 132:

The Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the required number of requisite nationally recognized statistical rating organizations (NRSROs) (an NRSRO is a “requisite NRSRO” if designated as such by the Trust’s Board of Trustees (Board)) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by IICO to be of comparable quality to such securities), not more than 45 calendar days.

The following regarding Ivy Money Market Fund is added to the section entitled “Principal Investment Risks” on page 133:

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Amortized Cost Risk. In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

The following regarding Ivy Money Market Fund is added to the “Principal Risks” list in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks” on page 159:

■	Amortized Cost Risk

The following regarding Ivy Money Market Fund is added to the end of the section entitled “All Funds” on page 159:

Beginning October 7, 2010, information concerning Ivy Money Market Fund’s portfolio holdings will be posted on Ivy Funds’ website, www.ivyfunds.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, beginning December 7, 2010, information concerning Ivy Money Market Fund’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.

The following is added to the section entitled “Defining Risks” on page 159:

Amortized Cost Risk — In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

The following regarding Ivy Money Market Fund is added after the first bullet in the section entitled “Selling Shares” on page 186:

In addition, Ivy Money Market Fund may suspend redemptions during any period in which there are emergency conditions, including circumstances when the Board has determined it is appropriate to liquidate Ivy Money Market Fund, as provided in the 1940 Act and the rules and regulations thereunder.

IVYPRO-SUPAB

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